UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Honeywell International Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information

HONEYWELL INTERNATIONAL INC.	Meeting Type:	Annual
	For holders as of:	February 22, 2013
	Date: April 22, 2013	Time: 10:30 A.M. EDT
	Location:	Honeywell International Inc.
101 Columbia Road
Morris Township, NJ

You are receiving this communication because you hold shares in the company named above.
HONEYWELL INTERNATIONAL INC. 101 COLUMBIA ROAD MORRISTOWN, NJ 07962

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

2013 NOTICE AND PROXY STATEMENT 2012 ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 8, 2013 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
1. Election of Directors:

The Board of Directors recommends a vote “FOR” Nominees (A) through (L).

A.	Gordon M. Bethune

B.	Kevin Burke

C.	Jaime Chico Pardo

D.	David M. Cote

E.	D. Scott Davis

F.	Linnet F. Deily

G.	Judd Gregg

H.	Clive Hollick

I.	Grace D. Lieblein

J.	George Paz

K.	Bradley T. Sheares

L.	Robin L. Washington

The Board of Directors recommends a vote “FOR” Proposals (2) and (3).

2.	Approval of Independent Accountants.

3.	Advisory Vote To Approve Executive Compensation.

The Board of Directors recommends a vote “AGAINST” Proposals (4), (5) and (6).

4.	Independent Board Chairman.

5.	Right To Act By Written Consent.

6.	Eliminate Accelerated Vesting In A Change In Control.

IMPORTANT - PLEASE READ - THIS IS NOT A BALLOT
You cannot use this notice to vote these shares. This is an overview only of the proxy materials.
The materials you should review before you cast your vote are now available.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

M51863-P31894-Z59274-Z59275

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